THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/02/00	ViroLogic, Inc. (VLGC) Common Stock

Shares       Price         Amount
35,600	     $7.00	   $249,200.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$0.49	     N/A	0.71200%	0.71200%

     Broker
CIBC World Markets

Underwriters of ViroLogic, Inc. (VLGC) Common Stock

U.S. Underwriters              	        Number of Shares
CIBC World Markets Corp.		       2,180,000
ING Barings LLC                  	       1,090,000
Prudential Securities, Inc.                    1,090,000
Chase Securities, Inc.                            80,000
First Union Securities, Inc.                      80,000
SG Cowen Securities Corp.                         80,000
Warburg Dillon Read LLC  	                  80,000
Crowell, Weedon & Co.                             40,000
Roth Capital Partners, Inc.                       40,000
Dominick & Dominick LLC                           40,000
Josephthal & Co., Inc.                            40,000
Leerink Swann & Co.                               40,000
Parker/Hunter, Inc.                               40,000
Stephens, Inc.                                    40,000
First Security Van Kasper                         40,000
   Total                                       5,000,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/04/00	Career Education Corp. (CECO) Common Stock

Shares       Price         Amount
25,000	    $32.50	 $812,500.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.79	    N/A		1.08696%	1.08696%

     Broker
Credit Suisse First Boston

Underwriters of Career Education Corp. (CECO) Common Stock

U.S. Underwriters              	         Number of Shares
Credit Suisse First Boston Corp.	        1,182,500
Chase Securities, Inc.			          483,750
Salomon Smith Barney, Inc.		          483,750
Barrington Research Associates, Inc.	           25,000
CJS Securities, Inc.			           25,000
First Analysis Securities Corp.		           25,000
Legg Mason Wood Walker, Inc.		           25,000
SunTrust Equitable Securities Corp.	           25,000
U.S. Bancorp Piper Jaffray, Inc.	           25,000
   Total                    	               23,300,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/27/00	Corvis Corp. (CORV) Common Stock

Shares       Price         Amount
9,900	    $36.00	$356,400.00
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$2.52	 N/A		0.03130%	0.03130%

     Broker
Credit Suisse First Boston Corp

Underwriters of Corvis Corp. (CORV) Common Stock

U.S. Underwriters             		  Number of Shares
Credit Suisse First Boston Corp.	        13,466,498
FleetBoston Robertson Stephens, Inc.	         3,029,963
Banc of America Securities LLC		         3,029,963
Chase Securities, Inc.			         3,029,963
J.P. Morgan Securities Inc.		         3,029,963
CIBC World Markets Corp. 		         1,346,650
ABN AMRO, Inc.				           293,250
Sanford C. Bernstein & Co, Inc.		           293,250
Cazenove, Inc. 				           293,250
Dain Rauscher, Inc.			           293,250
Deutsche Bank Securities, Inc. 		           293,250
Donaldson, Lufkin & Jenrette Securities Corp.      293,250
A.G. Edwards & Sons, Inc.		           293,250
E* Offering Corp.			           293,250
Invemed Associates LLC			           293,250
Edward D. Jones & Co, LP		           293,250
Lehman Brothers, Inc.			           293,250
Merrill Lynch, Pierce, Fenner & Smith, Inc.        293,250
UBS Warburg LLC				           293,250
U.S. Bancorp Piper Jaffray, Inc.	           293,250
Thomas Weisel Partners LLC		           293,250
Wit SoundView Corp.   			           293,250
Total     	                                31,625,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/02/00	Entravison Communications Corp. (EVC) Class A
		Common Stock

Shares       Price         Amount
35,050	   $16.50	$578,325.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.03	     N/A	0.07620%	0.35587%

     Broker
Donaldson, Lufkin & Jenrette Securities Corp.


Underwriters of Entravison Communications Corp. (EVC) Class A
Common Stock


U.S. Underwriters          		 Number of Shares
Donaldson, Lufkin & Jenrette Securities Corp.	6,747,094
Credit Suisse First Boston Corp.		6,747,091
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,747,091
Salomon Smith Barney, Inc.			6,747,091
Bear, Stearns & Co., Inc.			6,747,091
DLJdirect, Inc.					  200,000
Allen & Company, Inc.				  175,000
Banc of America Securities LLC			  175,000
Chase Securities, Inc.				  175,000
CIBC World Markets Corp.			  175,000
Deutsche Bank Securities, Inc.			  175,000
A.G. Edwards & Sons, Inc.			  175,000
First Union Securities, Inc.			  175,000
FleetBoston Robertson Stephens, Inc.		  175,000
Lazard Freres & Co. LLC  			  175,000
Lehman Brothers, Inc.				  175,000
Mongan Stanley & Co., Inc.			  175,000
PaineWebber, Inc.				  175,000
C.E. Unterberg, Towbin				  175,000
Wasserstein Perella Securities, Inc.		  175,000
Thomas Weisel Partners LLC 			  175,000
Advest, Inc.					   87,500
Arnhold and S. Bleichroeder, Inc.     	           87,500
Robert W. Baird & Co., Inc.           	   	   87,500
William Blair & Co., LLC              		   87,500
Crowell, Weedon & Co.                          	   87,500
Fahnestock & Co., Inc.      		           87,500
First Albany Corp.                      	   87,500
Gabelli & Co., Inc.	                   	   87,500
Gerard Klauer Mattison & Co., Inc.  	           87,500
Gruntal & Co., LLC				   87,500
Guzman & Co.	 				   87,500
Hoak Breedlove Wesneski & Co.			   87,500
Hoefer & Arnett, Inc.				   87,500
Janney Montgomery Scott LLC			   87,500
Johnston, Lemon & Co., Inc. 			   87,500
Kaufman Bros. LP				   87,500
C.L. King & Associates, Inc.			   87,500
Ladenburg Thalmann & Co. Inc.			   87,500
McDonald Investments, Inc.			   87,500
Morgan Keegan & Co., Inc.			   87,500
Needham & Co., Inc.				   87,500
Pacific Crest Securities			   87,500
Parker/Hunter, Inc.				   87,500
Pennsylvania Merchant Group			   87,500
Ragen Mackenzie, Inc.				   87,500
Raymond James & Associates, Inc.		   87,500
The Robinson-Humphrey Co., LLC			   87,500
Sanders Morris Harris 				   87,500
Sands Brothers & Co., LTD			   87,500
Scott & Stringfellow, Inc.			   87,500
Stephens, Inc.					   87,500
Sutro & Co., Inc.				   87,500
Tucker Anthony, Inc.				   87,500
Wedbusth Morgtan Securities 			   87,500
   Total			  	       39,535,458



THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/28/00	Vastera, Inc. (Vast) Common Stock

Shares       Price         Amount
10,000	    $14.00	$140,000.00


                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$0.98	     N/A	0.16667%	0.16667%



Underwriters of Vastera, Inc. (Vast) Common Stock

U.S. Underwriters              	         Number of Shares
Deutsche Bank Securities, Inc.			2,250,000
Chase Securities, Inc.				1,575,000
Banc of America Securities LLC			  675,000
Bear, Sterarns & Co., Inc.			  100,000
Donaldson, Lufkin & Jenrette Securities		  100,000
Goldman, Sachs & Co.				  100,000
ING Barings					  100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	  100,000
Morgan Stanley & Co., Inc.			  100,000
Prudential Securities, Inc.			  100,000
Salomon Smith Barney, Inc.			  100,000
Adams, Harkness & Hill, Inc.  			   70,000
Hoak Breedlove Wesneski & Co.			   70,000
Josephthal & Co., Inc.				   70,000
Legg Mason Wood Walker,Inc.			   70,000
McDonald Investments, Inc.			   70,000
Pacific Crest Securities			   70,000
Parker/Hunter, Inc.				   70,000
Scott & Stringfellow, Inc.			   70,000
Seaboard Securities, Inc.			   70,000
Wedbush Morgan Securities, Inc.			   70,000
 Total                          		6,000,000


THE CHASE VISTA SMALL CAP OPPORTUNITIES FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/27/00	Lexent, Inc. (LXNT) Common Stock

Shares       Price         Amount
28,500	 $15.00	 	$427,500.00

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
$1.05	    N/A		0.47500%	0.47500%

     Broker
Credit Suisse First Boston Corp.

Underwriters of Lexent, Inc. (LXNT) Common Stock

U.S. Underwriters              	         Number of Shares
Credit Suisse First Boston Corp.		2,685,000
Chase Securities, Inc.				1,611,000
Raymond James & Associates, Inc.		1,074,000
E*Offering Corp.				   90,000
Fahnestock & Co., Inc.				   90,000
Invemed Associates LLC				   90,000
Prudential Securities Inc.			   90,000
Sands Brothers & Co., LTD			   90,000
Shields & Co.					   90,000
H.G. Wellington & Co., Inc.			   90,000
   Total                                      	6,000,000